UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

RTB Digital, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 University Way, Suite C
Seattle, WA 98105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTB	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 16 and 22, 2026, the Company entered into loan agreements with certain borrowers (“Borrowers”), pursuant to which the Company agreed to lend Borrowers an aggregate of $5,500,000. The loans bear interest at 20% per annum and are secured by equity owned by Borrowers. See Item 3.02 of this Current Report. The foregoing description of the loan agreements is qualified in its entirety by reference to the form of loan agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

September 2026 Private Placement

On September 16 and 22, 2026, RTB Digital, Inc. (“RTB”) entered into Securities Purchase Agreements with investors, including certain persons and entities affiliated with RTB’s founders and principal stockholders, for the offer and sale of an aggregate of 494,159 (“Shares”) shares of common stock, for gross proceeds of $5,500,000. The per share price was $11.13. The officers of RTB conducted the offering without engaging any broker dealer or other offering participant.

RTB also entered into a registration rights agreement to register the shares on a “piggy back” basis and a one-time “demand” basis, exercisable 180 days after issuance of the Shares, as long as 50% of the Shares are being registered. The right to have the Shares registered will terminate when the Shares are sold, they have been covered by an effective registration statement for 16 months or they may be sold under Rule 144 without regard to the volume limitations. RTB has agreed to pay registration costs, and indemnify the investors in relation to registration. The Shares were sold pursuant to Regulation 506(b) and are being issued as “restricted stock.”

RTB also entered into lock-up agreements pursuant to which the Shares will be released from the applicable transfer restrictions in four equal tranches as follows: (i) 25% on May 12, 2027; (ii) 25% on August 12, 2027; (iii) 25% on November 12, 2027; and (iv) 25% on February 14, 2028. Following each applicable release date, the corresponding tranche of shares will no longer be subject to such lock-up restrictions, subject to applicable securities laws and any other restrictions that may apply to such shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
10.1*	Form of Loan Agreement for $5,500,000 loans to certain borrowers.
10.2*	Form of Subscription Agreement for September 2026 private placement between the Registrant and investor
10.3*	Form of Registration Rights Agreement for September 2026 private placement between the Registrant and investor
104*	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ James Heckman
	Name:	James Heckman
	Title:	Chief Executive Officer

Dated: September 22, 2026

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